Exhibit 5


                          GUARANTY OF PAYMENT
                          -------------------


     THIS GUARANTY OF PAYMENT (this "GUARANTY") is made this 30th day of December, 1997, by LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("GUARANTOR") in favor of HELLER FINANCIAL, INC., a Delaware corporation, as agent for the benefit of the Lenders (in its capacity as Agent for the Lenders, "AGENT").

                               RECITALS
                               --------

     A. Financial Accommodations. Guarantor and Zephyros Acquisition
        ------------------------
Corporation ("BORROWER") are entering into that certain Tender Offer Loan Agreement dated as of the date hereof with Agent and certain financial institutions from time to time party thereto (collectively, "LENDERS") (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "LOAN AGREEMENT") providing for loans and other financial accommodations to be made by Lenders to Borrower;

     B. Purpose. Borrower desires to incur such loans pursuant to the
        -------
Agreement for the purpose of financing a portion of the purchase price of all of the Target Shares pursuant to the Offer to Purchase;

     C. Inducement. Borrower is a wholly-owned subsidiary of Guarantor
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and as such, Guarantor will derive direct and indirect economic benefits from the making of loans and other financial accommodations under the Loan Agreement;

     In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

SECTION 1   DEFINED TERMS
            -------------

     All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such term in the Loan Agreement.

SECTION 2   THE GUARANTY
            ------------

     2.1 GUARANTY OF OBLIGATIONS. Guarantor unconditionally and
         -----------------------
absolutely guarantees the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Agent or Lenders arising under or in any way relating to the Loan Agreement or any of the other Loan Documents, howsoever created, incurred or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, and howsoever owned, held or acquired by Agent, for the benefit of Lenders (collectively, the "OBLIGATIONS"). Without limitation to the foregoing, the Obligations shall include (a) all reasonable attorneys' and paralegals' fees, costs and expenses and all court costs and costs of appeal incurred by Agent in collecting any amount due Lenders under this Guaranty or in prosecuting any action against Borrower, Guarantor or any other guarantor with respect to all or any part of the Obligations and (b) all interest, fees, costs and expenses due Lenders after the filing of a bankruptcy petition by or against Borrower regardless of whether such amounts can be collected during the pendency of the bankruptcy proceedings.

     2.2 CONTINUING GUARANTY; GUARANTY OF PAYMENT. This Guaranty is a
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continuing guaranty of the Obligations, and Guarantor agrees that the obligations of Guarantor to Agent, for the benefit of Lenders, hereunder shall be primary obligations, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Agent, Borrower or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by any circumstances or condition (whether or not Guarantor shall have any knowledge thereof), including, without limitation: (a) the attempt or the absence of any attempt by Agent to obtain payment or performance by Borrower or any other guarantor (this being a guaranty of payment and performance and not of collection); (b) Agent's delay in enforcing Guarantor's Obligations hereunder, or any prior partial exercise by Agent of any right or remedy against Guarantor hereunder;
(c) the lack of validity or enforceability of, or Agent's waiver or consent with respect to, any provision of any instrument evidencing, securing or otherwise relating to the Obligations, or any part thereof; (d) the failure by Agent to take any steps to perfect, maintain and enforce its security interests, or to preserve its rights to any security or collateral, for the Obligations; (e) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Borrower or Guarantor, as applicable, or any of their respective properties (each, an "INSOLVENCY PROCEEDING"), or any action taken by Agent, any trustee or receiver or by any court in any such proceeding; (f) in any proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "BANKRUPTCY CODE"), (i) any election by Agent under Section 1111(b)(2) of the Bankruptcy Code, (ii) any borrowing or grant of a security interest by Borrower as debtor-in-possession under
Section 364 of the Bankruptcy Code, (iii) the inability of Agent to enforce the Obligations against Borrower by application of the automatic stay provisions of Section 362 of the Bankruptcy Code, or
(iv) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's claim(s) against Borrower for repayment of the Obligations; (g) the failure of Guarantor to receive notice of any intended disposition of the collateral for the Obligations; (h) any merger or consolidation of Borrower into or with any other entity, or any sale, lease or transfer of any of the assets of Borrower or Guarantor to any other person or entity; (i) any change in the ownership of Borrower or any change in the relationship between Borrower and Guarantor, or any termination of any such relationship; and (k) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Borrower, Guarantor or any other guarantor.

     Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     2.3 RIGHTS OF AGENT. Agent is hereby authorized, without notice
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to or demand of Guarantor and without affecting the liability of
Guarantor hereunder, to take any of the following actions from time to time: (a) increase or decrease the amount of, or renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement evidencing, securing or otherwise relating to any of the Obligations, including, without limitation, the making of additional advances thereunder; (b) accept and apply any payments on or recoveries against the Obligations from any source, and any proceeds of any security therefor, to the Obligations in such manner, order and priority as Agent may elect; (c) take, hold, sell, release or otherwise dispose of all or any security for the Obligations or the payment of this Guaranty; (d) settle, release, compromise, collect or otherwise liquidate the Obligations or any portion thereof; (e) accept, hold, substitute, add or release any other guaranty or endorsements of the Obligations; and (f) at any time after maturity of the Obligations, appropriate and apply toward payment of the Obligations (i) any indebtedness due or to become due from Agent to Guarantor, and (ii) any moneys, credits, or other property belonging to Guarantor at any time held by or coming into the possession of Agent or any affiliates thereof, whether for deposit or otherwise.

SECTION 3  GUARANTOR'S WAIVERS
           -------------------

     3.1 STATUTES OF LIMITATION. Guarantor irrevocably waives all
         ----------------------
statutes of limitation as a defense to any action or proceeding brought against Guarantor by Agent, to the fullest extent permitted by law.

     3.2 ELECTION OF REMEDIES. Guarantor irrevocably waives any
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defense based upon an election of remedies made by Agent or any other election afforded to Agent pursuant to applicable law, including, without limitation, (a) any election to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, or any election of remedies which destroys or otherwise impairs the subrogation rights of the Guarantor or the rights of the Guarantor to proceed against Borrower for reimbursement, or both, (b) the waiver by Agent, either by action or inaction of Agent or by operation of law, of a deficiency judgment against Borrower, and (c) any election pursuant to an Insolvency Proceeding.

     3.3 RIGHTS OF SUBROGATION AND OTHER RIGHTS. Guarantor irrevocably
         --------------------------------------
waives (a) all rights at law or in equity to seek subrogation, contribution, indemnification or any other form of reimbursement or repayment from Borrower or any other person or entity now or hereafter primarily or secondarily liable for any of the Obligations for any disbursements made by Guarantor under or in connection with this Guaranty, (b) all claims of any kind or type against Borrower as a result of any payment made by Guarantor to Agent, and (c) any right to participate in any security now or hereafter held by Agent. In furtherance, and not in limitation, of the foregoing, Guarantor agrees that any payment to Agent pursuant to this Guaranty shall be deemed a contribution to the capital of Borrower or other obligated party and shall not constitute Guarantor a creditor of such party. Guarantor further agrees that to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Borrower or against any collateral or security for any of the Obligations shall be junior and subordinate to any rights Agent may have against Borrower and to all right, title and interest Agent may have in such collateral or security.

     3.4 DEMANDS AND NOTICES. Guarantor irrevocably waives all
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presentments, demands for performance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations, and demands and notices of every kind that may be required to be given by any statute or rule or law.

     3.5 BORROWER INFORMATION; OTHER DEFENSES. Guarantor irrevocably
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waives (a) any duty of Agent to advise Guarantor of any information known to Agent regarding the financial condition of Borrower (it being the obligation of Guarantor to keep informed regarding such condition), and (b) any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower, and any and all other defenses now or at any time hereafter available to Guarantor at law or in equity.

SECTION 4  REPRESENTATIONS AND WARRANTIES
           ------------------------------

     Guarantor represents and warrants to Agent as follows:

     4.1 EXISTENCE; AUTHORITY; EXECUTION. To the extent Guarantor is a
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corporation, limited liability company or limited partnership,
Guarantor hereby represents and warrants that: (a) it is duly organized, validly existing, and in good standing under the laws of the state of its incorporation or formation; and (b) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the binding obligation of Guarantor, enforceable in accordance with its terms.

     4.2 FINANCIAL STATEMENTS. All financial statements and other
         --------------------
financial information furnished or to be furnished to Agent (a) are or will be true and correct and do or will fairly represent the financial condition of Guarantor (including all contingent liabilities), and (b) were or will be prepared in accordance with generally accepted accounting principles, or such other accounting principles as may be acceptable to Agent at the time of their preparation, consistently applied. There has been no material adverse change in Guarantor's financial condition since the dates of the statements most recently furnished Agent.

     4.3 NO DEFAULTS. There is no existing event of default, and no
         -----------
event has occurred which with the passage of time and/or the giving of notice or both will constitute an event of default, under any agreement to which Guarantor is a party, the effect of which event of default will impair performance by Guarantor of the Obligations pursuant to and as contemplated by the terms of this Guaranty, and neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any presently existing provision of law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or constitute a default under, any agreement to which Guarantor is a party or by which Guarantor is bound.

     4.4 NO LITIGATION. There are no actions, suits or proceedings
         -------------
pending or, to the knowledge of Guarantor, threatened against the Guarantor before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind that will adversely affect performance by the Guarantor of his obligations pursuant to and as contemplated by the terms and provisions of this Guaranty.

     4.5 ACCURACY. Neither this Guaranty nor any document, financial
         --------
statement, credit information, certificate or statement heretofore furnished or required herein to be furnished to Agent by the Guarantor contains any untrue statement of fact or omits to state a fact material to this Guaranty.

SECTION 5  EVENTS OF DEFAULT
           -----------------

     Upon the occurrence of any of the following events, Agent may, without notice to Borrower or Guarantor, declare any or all of the Obligations, whether or not then due, immediately due and payable by Guarantor under the Guaranty, and Agent shall be entitled to enforce the obligations of Guarantor hereunder:

     5.1 DEFAULT BY BORROWER. Borrower shall default in the payment or
         -------------------
performance of any of the Obligations guarantied hereby, after giving effect to any applicable notice and cure provisions.

     5.2 FAILURE TO PERFORM. Guarantor fails to perform any of its
         ------------------
obligations under this Guaranty or any agreement under which security is given therefor, or this Guaranty is revoked or terminated by Guarantor, or any representation or warranty made or given by Guarantor to Agent proves to be false or misleading in any material respect on the date made.

     5.3 INSOLVENCY PROCEEDING. The making by Guarantor of any
         ---------------------
assignment for the benefit of creditors, or a trustee or receiver being appointed for Guarantor or for any property of Guarantor, or Guarantor becoming insolvent or the subject of any Insolvency Proceeding and, in the case of such a proceeding being commenced against Guarantor, such proceeding is not dismissed within forty-five
(45) days following the commencement date thereof.

     5.4 DISSOLUTION. Guarantor dissolves or liquidates, or the
         -----------
business of Guarantor is suspended or terminated for any reason.

SECTION 6  MISCELLANEOUS
           -------------

     6.1 REVIVAL AND REINSTATEMENT. If at any time all or any part of
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any payment theretofore applied by Agent to any of the Obligations is or must be rescinded or returned by Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Agent, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Agent had not been made.

     6.2 NO MARSHALING. Agent has no obligation to marshal any assets
         -------------
in favor of Guarantor, or against or in payment of (a) any of the Obligations, or (b) any other obligation owed to Agent by Guarantor, Borrower, or any other person.

     6.3 NO MODIFICATION, WAIVER OR RELEASE WITHOUT WRITING. Except as
         --------------------------------------------------
may otherwise be expressly set forth herein, this Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever, nor shall any waiver of any of the provisions of this Guaranty be binding upon Agent, except as expressly set forth in a writing duly executed by Agent. No waiver by Agent of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Agent permitted hereunder shall in any way affect or impair Agent's rights or the obligations of Guarantor under this continuing Guaranty.

     6.4 ASSIGNMENT; SUCCESSORS AND ASSIGNS. Guarantor may not assign
         ----------------------------------
Guarantor's obligations or liabilities under this Guaranty. Subject to the preceding sentence, this Guaranty shall be binding upon the parties hereto and their respective heirs, executors, successors, representatives and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. Agent may assign its rights under this Guaranty.

     6.5 INTEGRATION. This Guaranty and the other Loan Documents
         -----------
represent the entire agreement of Guarantor with respect to the subject matter of this Guaranty.

     6.6 RIGHTS CUMULATIVE. All of Agent's rights under this Guaranty
         -----------------
are cumulative. The exercise of any one right does not exclude the exercise of any other right given in this Guaranty or any other right of Agent not set forth in this Guaranty.

     6.7 SEVERABILITY. Whenever possible each provision of this
         ------------
Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     6.8 MATERIAL INDUCEMENT; CONSIDERATION. Guarantor acknowledges
         ----------------------------------
and agrees that Agent is specifically relying upon the representations, warranties, agreements and waivers contained herein and that such representations, warranties, agreements and waivers constitute a material inducement to Agent to accept this Guaranty and to enter into the Loan Agreement and the transactions contemplated therein. Guarantor further acknowledges that it expects to benefit from Agent's extension of financing accommodations to Borrower because of its relationship to Borrower, and that it is executing this Guaranty in consideration of that anticipated benefit.

     6.9 INDEMNIFICATION. Guarantor agrees to indemnify, pay and hold
         ---------------
Agent and its officers, directors, employees, agents, and attorneys (collectively called the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Guaranty or the exercise of any right or remedy hereunder or under the other documents pertaining to the Obligations (the "INDEMNIFIED LIABILITIES"); provided that Guarantor shall have no obligation to an
               --------
Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Guarantor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

     6.10 COUNTERPARTS. This Guaranty may be executed in counterparts,
          ------------
each of which shall be deemed an original, but all of which, when taken together, shall be deemed one and the same agreement.

     6.11 GOVERNING LAW. This Guaranty shall be governed by and
          -------------
construed in accordance with the internal laws of the State of New York, without regard to conflicts of law principles.

     6.12 VENUE. GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY
          -----
STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO GUARANTOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

     6.13 WAIVER OF JURY TRIAL. GUARANTOR AND AGENT HEREBY WAIVE THEIR
          --------------------
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. GUARANTOR AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND AGENT WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

     6.14 WAIVERS. THE WAIVERS SET FORTH HEREIN (INCLUDING, WITHOUT
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LIMITATION, SECTIONS 2.2 AND 3 ABOVE) ARE KNOWINGLY, INTENTIONALLY,
AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT NEITHER AGENT NOR ANY PERSON ACTING ON BEHALF OF AGENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THESE WAIVERS OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THESE WAIVERS BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THESE WAIVERS WITH COUNSEL.

     Guarantor has duly executed this Guaranty as of the date and year first above written.


                                    LUND INTERNATIONAL HOLDINGS, INC.


                                    By: /s/ Ira D. Kleinman
                                       ---------------------------------------
                                    Name: Ira D. Kleinman
                                    Title:   Chairman of the Board of Directors



ACKNOWLEDGED AND ACCEPTED BY:

HELLER FINANCIAL, INC.


By: /s/ Daniel J. Marszalek
   ------------------------------
Name: Daniel J. Marszalek
Title: Senior Vice President